                                                                 EXHIBIT 10.33


                              AMENDMENT AND WAIVER

        This AMENDMENT AND WAIVER is entered into as of October 28, 1999 by and between THE LIGHTSPAN PARTNERSHIP, INC. (the "COMPANY") and the undersigned (each an "INVESTOR" and collectively the "INVESTORS"). All capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the IRA (as defined below).

                                    RECITALS

        WHEREAS, the Company desires to file a registration statement on Form S-1 under the Securities Act of 1933, as amended, (the "REGISTRATION STATEMENT") to register shares of its Common Stock for sale in a public offering (the "IPO");

        WHEREAS, as set forth in Section 1.6 of the Amended and Restated Investor Rights Agreement dated as of July 8, 1999 by and among the Company and the persons or entities listed on Exhibit A thereto (the "IRA"), the Company must give notice (the "NOTICE") to the Holders if at any time the Company shall determine to register its securities and include in such registration all of the Registrable Securities that such Holders request that the Company include (the "PIGGYBACK RIGHTS");

        WHEREAS, Section 5.7 of the IRA provides that Holders of at least 50% of the Registrable Securities shall have the ability to amend the IRA and to waive any rights under the IRA;

        WHEREAS, the Investors collectively represent (i) 50% of the Holders of Registrable Securities;

        WHEREAS, the Investors desire to waive their rights to receive Notice and their Piggyback Rights to permit the Company to file the Registration Statement without including Registrable Securities thereunder.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. The right to receive Notice as set forth in Section 1.6(a)(i) of the IRA and the Piggyback Rights set forth in Section 1.6 of the IRA are hereby waived as to any Registration Statement approved by the Company's Board of Directors on October 28, 1999.

        IN WITNESS WHEREOF, the parties have executed this WAIVER as of the date first above written.


COMPANY:

THE LIGHTSPAN PARTNERSHIP, INC.



By:
   ------------------------------
Its:
   ------------------------------


                           [Signature Page to Waiver]

INVESTOR:


---------------------------------


By:
   ------------------------------

Its:
   ------------------------------



                           [Signature Page to Waiver]